UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2017

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01                      OTHER EVENTS.

Litigation Update

On May 2, 2017, MCBC Holdings Inc. (the “Company”) reached a resolution of its pending patent litigation with Malibu Boats.  The resolution of the litigation includes a full release of all claims and counterclaims by the parties.  The resolution of the litigation also includes the Company entering into a license agreement related to certain of Malibu’s patents. The Company also issued a press release pursuant to which it announced that it had reached resolution of the litigation. A copy of the press release is furnished as Exhibit 99.1 hereto

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: May 2, 2017	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 2, 2017